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                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - February 27, 1996



                           MELLON BANK CORPORATION
               (Exact name of registrant as specified in charter)



             Pennsylvania               1-7410           25-1233834
    (State or other jurisdiction     (Commission      (I.R.S. Employer
          of incorporation)          File Number)    Identification No.)


                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania               15258
                   (Address of principal executive offices)    (Zip code)


      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed herewith and incorporated by reference into Registration Statement No. 33-62151 pertaining to certain debt securities of Mellon Financial Company and the related guarantees of the Registrant.

Exhibit
Number   Description

1.2 Underwriting Agreement dated as of February 27, 1996, between Mellon Financial Company (the "Company"), Mellon Bank Corporation (the "Corporation") and Goldman, Sachs & Co. and Chase Securities, Inc., relating to the issuance and sale of $250,000,000 aggregate principal amount of the Company's 6.70% Subordinated Debentures due March 1, 2008 and the related guarantees of the Corporation, together with the Mellon Financial Company Underwriting Agreement Standard Provisions (Debt) dated February 27, 1996.

4.4      Form of 6.70% Subordinated Debentures due March 1, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           MELLON BANK CORPORATION

Date:  March 5, 1996       By:  STEVEN G. ELLIOTT
                                Steven G. Elliott
                                Vice Chairman, Chief Financial Officer
                                & Treasurer
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                                 EXHIBIT INDEX



Number   Description                                  Method of Filing

1.2      Underwriting Agreement dated as of
         February 27, 1996 and Standard Provisions
         (Debt) dated February 27, 1996               Filed herewith

4.4      Form of 6.70% Subordinated Debenture
         due March 1, 2008                            Filed herewith